UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2008

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

As reported pursuant to the Current Report on Form 8-K filed by Agilent Technologies, Inc. (“Agilent”) with the Securities and Exchange Commission on February 2, 2006 (the “Original Form 8-K”), on January 27, 2006, Agilent Technologies World Trade, Inc. (“World Trade”), a wholly-owned subsidiary of Agilent, entered into a Master Repurchase Agreement and related Confirmation  (together, the “Original Repurchase Agreement”) with Fenway Capital, LLC (“Fenway”), as counterparty in such transaction (Fenway and its successors and assigns in such capacity, the “Counterparty”), pursuant to which World Trade sold to the Counterparty, for an aggregate purchase price of $1.5 billion, 15,000 Class A Preferred Shares of its wholly-owned subsidiary, Agilent Technologies (Cayco) Limited (the “Purchased Securities”), having an aggregate liquidation preference of $1.5 billion.  Agilent Technologies (Cayco) Limited (“AT Cayco”) is an entity distinct from Agilent and its other subsidiaries, with separate assets and liabilities.  On September 10, 2007, World Trade entered into an amendment to the Original Repurchase Agreement and certain of the related agreements and a Novation Agreement in order to substitute Ebbets Funding PLC as Counterparty, at the request of Merrill Lynch Capital Services, Inc. (“Merrill”).

On November 16, 2007, World Trade entered into a further amendment to the Original Repurchase Agreement (as amended, the “Repurchase Agreement”), certain of the related agreements and a Novation Agreement in order to substitute Belmont Funding LLC as Counterparty, at the request of Merrill.  On December 7, 2007, World Trade and Agilent entered into an amendment to the Second Amended and Restated Related Agreement dated November 16, 2007 (the “Related Agreement”), with Merrill to amend certain rights and obligations of the parties thereunder.

Pursuant to the Related Agreement, as amended on December 7, 2007, Agilent and World Trade jointly and severally agreed that at any time following February 5, 2008, Merrill could designate an Accelerated Repurchase Date under the Repurchase Agreement with respect to all or a portion of the Purchased Securities (the “Merrill Lynch Notice”), which repurchase date could be no earlier than 120 days from the date of such notice.

On March 18, 2008, World Trade received a Merrill Lynch Notice advising World Trade that Merrill had accelerated to July 16, 2008 the obligation of World Trade to repurchase the Purchased Securities.

On June 27, 2008, World Trade entered into a Novation Agreement, dated as of March 17, 2008, in order to substitute Steers Repo Pass-Thru Trust, 2008-1 as counterparty, at the request of Merrill.

On June 27, 2008, World Trade entered into further amendments to the Repurchase Agreement (the “Amended Repurchase Agreement”), the Related Agreement (the “Amended Related Agreement”) and certain of the related agreements.  The material terms of the transaction are as follows:

Pursuant to the Amended Related Agreement, Agilent and World Trade have jointly and severally agreed that (i) the obligation of World Trade to repurchase the Purchased Securities has been extended from July 16, 2008 to November 17, 2008, and (ii) World Trade has the right to accelerate the date of repurchase of all or any portion of the Purchased Securities from November 17, 2008 to September 19, 2008, provided that World Trade provides notice to Merrill by August 14, 2008.

Under the Amended Repurchase Agreement and Amended Related Agreement, World Trade is obligated to make aggregate quarterly payments to the Counterparty and Merrill at a rate per annum equal to the three-month LIBOR (as such term is defined in the Amended Repurchase Agreement and Amended Related Agreement) plus (x) 52 basis points for the period through and including July 16, 2008 and (y) 235 basis points thereafter.  World Trade is entitled to receive from the Counterparty from time to time amounts equal to all dividends and other distribution in respect of the Purchased Securities.

Pursuant to the Third Amended and Restated Guaranty of Agilent Technologies, Inc., dated as of March 17, 2008, Agilent has unconditionally and irrevocably guaranteed to the Counterparty the timely payment of all obligations of World Trade under the Amended Repurchase Agreement.

In addition, Agilent and World Trade entered into the Agilent Agreement, dated as of January 27, 2006 (the “Agilent Agreement”), which remains unchanged, in favor of the Counterparty and certain other parties, regarding certain representations, warranties and covenants of Agilent and World Trade with respect to each and with respect to AT Cayco and certain other subsidiaries of Agilent.

A copy of the aforementioned agreements (excluding the Agilent Agreement, which was previously filed) are included herein as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated by reference into this Item 1.01.   The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements.

2

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1

Master Repurchase Agreement, dated as of March 17, 2008, between Agilent Technologies World Trade, Inc. and Steers Repo Pass-Thru Trust, 2008-1 and Annex I to the Master Repurchase Agreement dated June 27, 2008.

99.2	Third Amended and Restated Guaranty of Agilent Technologies, Inc., dated as of March 17, 2008.

99.3	Fourth Amended and Restated Related Agreement, dated as of June 27, 2008, among Merrill Lynch Capital Services, Inc., Agilent Technologies, Inc. and Agilent Technologies World Trade, Inc.

99.4	Novation Agreement (including Confirmation), dated as of March 17, 2008, among Agilent Technologies World Trade, Inc., Belmont Funding LLC and Steers Repo Pass-Thru Trust, 2008-1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ D. Craig Nordlund
Name:	D. Craig Nordlund
Title:	Senior Vice President, General Counsel and
Secretary

Date:  July 1, 2008

Exhibit Index

Exhibit No.	Description
99.1

Master Repurchase Agreement, dated as of March 17, 2008, between Agilent Technologies World Trade, Inc. and Steers Repo Pass-Thru Trust, 2008-1 and Annex I to the Master Repurchase Agreement dated June 27, 2008.

99.2	Third Amended and Restated Guaranty of Agilent Technologies, Inc., dated as of March 17, 2008.

99.3	Fourth Amended and Restated Related Agreement, dated as of June 27, 2008, among Merrill Lynch Capital Services, Inc., Agilent Technologies, Inc. and Agilent Technologies World Trade, Inc.

99.4	Novation Agreement (including Confirmation), dated as of March 17, 2008, among Agilent Technologies World Trade, Inc., Belmont Funding LLC and Steers Repo Pass-Thru Trust, 2008-1.